Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
     This pro forma information should be read in conjunction with the consolidated financial statements and notes of Cousins Properties Incorporated (the “Company” or the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2006.
     The following unaudited pro forma consolidated balance sheet as of March 31, 2006 has been prepared to give effect to the second quarter 2006 contribution of five of the Company’s consolidated retail properties to a new joint venture formed with The Prudential Insurance Company of America on behalf of a separate account managed for institutional investors by Prudential Real Estate Investors (“PREI”), (the “Venture”), as if the Venture had been formed on March 31, 2006 and the full Base Contribution received on that date.
     The following unaudited pro forma consolidated statements of income for the year ended December 31, 2005 and the three months ended March 31, 2006 have been prepared to give effect to the venture formation as if it occurred on January 1, 2005 and the full Base Contribution was received on the same date.
     These unaudited consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the second quarter 2006 transaction been consummated on January 1, 2005 for income statement purposes or March 31, 2006 for balance sheet purposes.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2006
(Unaudited, in thousands, except share and per share amounts)

	Cousins Properties
	Incorporated	Pro Forma
	Historical (a)	Adjustments		Pro Forma Total
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $160,882 at March 31, 2006	$561,029	$(132,346)	(b)	$428,683

Land held for investment or future development	93,626	—		93,626
Projects under development	301,654	(20,467)	(b)	281,187
Residential lots under development	9,048	—		9,048

Total properties	965,357	(152,813)		812,544

CASH AND CASH EQUIVALENTS	9,479	286,547	(c)	56,701
		(237,066)	(f)
		(2,259)	(h)

RESTRICTED CASH	4,038	(80)	(b)	3,958
NOTES AND OTHER RECEIVABLES	47,724	(336)	(b)	47,388
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	208,305	16,789	(i)	225,094
OTHER ASSETS, including goodwill of $8,326 at March 31, 2006	33,247	(246)	(b)	33,001

TOTAL ASSETS	$1,268,150	$(89,464)		$1,178,686

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$551,182	(36,944)	(b)	277,172
		(237,066)	(f)

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	58,665	(l,795)	(b)	68,969
		12,099	(g)

DEFERRED GAIN	5,885	155,985	(d)	147,512
		(12,099)	(g)
		(2,259)	(h)

DEPOSITS AND DEFERRED INCOME	2,553	(199)	(b)	2,354

TOTAL LIABILITIES	618,285	(122,278)		496,007

		34,494	(i)
MINORITY INTERESTS	24,967	1,084	(b)	60,545

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred Stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	—		100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	—		100,000
Common stock, $1 par value, 150,000,000 shares authorized, 53,423,471 shares issued at March 31, 2006	53,423	—		53,423
Additional paid-in capital	316,169	—		316,169
Treasury stock at cost, 2,691,582 shares	(64,894)	—		(64,894)
Unearned compensation	—	—		—
Cumulative undistributed net income	120,200	(2,764)	(e)	117,436

TOTAL STOCKHOLDERS’ INVESTMENT	624,898	(2,764)		622,134

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,268,150	$(89,464)		$1,178,686

See Notes to Balance Sheet on the following page.

NOTES TO PRO FORMA BALANCE SHEET:

(a)	Historical financial information is derived from the Registrant’s quarterly report on Form 10-Q for the three months ended March 31, 2006.

(b)	Reflects the basis of the real estate and other assets and liabilities associated with the contributed properties as of March 31, 2006.

(c)	Reflects cash received from PREI for its investment in the Venture, net of estimated closing costs.

(d)	The Company is treating the contribution of the properties as a sale of 88.5% of the properties under the guidelines of SFAS No. 66. The gain will be deferred as the consideration received does not meet the criteria for immediate gam recognition under SFAS No. 66. Deferred gain reflects the difference between 88.5% of the properties’ basis and the agreed upon value of the properties contributed to the Venture.

(e)	Reflects a Loss on Extinguishment of Debt related to the debt at The Avenue East Cobb. Amount is calculated as 88.5% of the difference between the remaining balance on The Avenue East Cobb mortgage note payable at March 31, 2006 and the present value of the remaining payments under the obligation using current interest rates for similar debt instruments.

(f)	Reflects the receipt of cash for PREI’s contribution to CP Venture Six, which is being retained at CP Venture IV. Such amounts can be loaned to the Company and this adjustment reflects the assumption that the contribution is loaned to the Company and the Company used the cash to repay borrowings under its credit and construction facilities.

(g)	Reflects the Company’s liability under a master lease agreement at The Avenue Viera and the Company’s liability for remaining building costs for the expansions of The Avenue West Cobb, The Avenue Viera, and Viera MarketCenter, which are currently under construction.

(h)	Reflects a participation payment to a third party investor related to The Avenue Peachtree City.

(i)	The Company will be accounting for CP Venture Five on the equity method of accounting and CP Venture Six will be consolidated with the operations of the Company. These adjustments represent the Company’s 11.5% interest in CP Venture Five and PREI’s 11.5% minority interest in CP Venture Six.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005
(Unaudited, in thousands, except per share amounts)

	Cousins
	Properties
	Incorporated
	Historical (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Rental property revenues	$100,602	$(23,500)	(b)	$77,102
Fee income	20,082	705	(f)	20,787
Multi-family residential unit sales	11,233			11,233
Residential lot and outparcel sales	21,933			21,933
Interest and other	1,886			1,886

	155,736	(22,795)		132,941

COSTS AND EXPENSES:
Rental property operating expenses	40,005	(6,312)	(b)	33,693
General and administrative expenses	40,703			40,703
Depreciation and amortization	36,518	(7,620)	(b)	28,898
Multi-family residential unit cost of sales	9,405			9,405
Residential lot and outparcel cost of sales	16,404			16,404
Interest expense	9,094	(3,153)	(b)	4,072
		(3,117)	(c)
		1,248	(d)

Other	1,322	(16)	(b)	1,306

	153,451	(18,970)		134,481

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,285	(3,825)		(1,540)
PROVISION FOR INCOME TAXES FROM OPERATIONS	(7,756)			(7,756)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	40,955	736	(e)	41,691

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(3,037)	(2,242)	(g)	(5,279)

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	32,447	(5,331)		27,116
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	15,733			15,733

INCOME FROM CONTINUING OPERATIONS	$48,180	$(5,331)		$42,849
DIVIDENDS TO PREFERRED STOCKHOLDERS	(15,250)			(15,250)

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$32,930	$(5,331)		$27,599

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — BASIC:
Income from continuing operations	$0.66			$0.55

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — DILUTED:
Income from continuing operations	$0.64			$0.53

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.48			$1.48

WEIGHTED AVERAGE SHARES	49,989			49,989

DILUTED WEIGHTED AVERAGE SHARES	51,747			51,747

NOTES TO PRO FORMA STATEMENT OF INCOME:

(a)	Historical financial information is derived from the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005.

(b)	Reflects the elimination of revenues and expenses (including interest on a property specific mortgage) for the contributed properties for the year ended December 31, 2005.

(c)	Reflects the elimination of interest expense on the Company’s credit facility for the year ended December 31, 2005, assuming the contribution of cash from PREI was loaned to the Company.

(d)	Reflects the reversal of interest capitalized on projects under construction contributed to the Venture for the year ended December 31, 2005.

(e)	The Company intends to account for its investment in CP Venture Five under the equity method of accounting. This adjustment reflects the Company’s 11.5% share in CP Venture Five for the year ended December 31, 2005.

(f)	Reflects a 3% management fee on gross revenues for the Company’s management of the properties under the management agreement with CP Venture Five.

(g)	The Company intends to consolidate its investment in and the operations of CP Venture Six. This adjustment reflects a 6.5% cumulative preferred return to PREI on its 11.5% interest in CP Venture Six.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(Unaudited, in thousands, except per share amounts)

	Cousins Properties
	Incorporated
	Historical (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Rental property revenues	$28,444	(6,520)	(b)	$21,924
Fee income	4,737	196	(f)	4,933
Multi-family residential unit sales	6,579			6,579
Residential lot and outparcel sales	4,505			4,505
Interest and other	2,683			2,683

	46,948	(6,324)		40,624

COSTS AND EXPENSES:
Rental property operating expenses	11,028	(1,671)	(b)	9,357
General and administrative expenses	9,932			9,932
Depreciation and amortization	10,823	(2,026)	(b)	8,797
Multi-family residential unit cost of sales	5,358			5,358
Residential lot and outparcel cost of sales	3,203			3,203
Interest expense	3,613	(783)	(b)	235
		(2,777)	(c)
		182	(d)
Other	454			454

	44,411	(7,075)		37,336

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,537	751		3,288

PROVISION FOR INCOME TAXES FROM OPERATIONS	(2,370)	—		(2,370)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	12,123	225	(e)	12,348

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(1,078)	86	(b)	(1,553)
		(561)	(g)

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	11,212	501		11,713
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	805			805

INCOME FROM CONTINUING OPERATIONS	$12,017	$501		$12,518

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)			(3,813)

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$8,204	$501		$8,705

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — BASIC:
Income from continuing operations	$0.17			$0.17

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — DILUTED:
Income from continuing operations	$0.16			$0.17

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37			$0.37

WEIGHTED AVERAGE SHARES	50,289			50,289

DILUTED WEIGHTED AVERAGE SHARES	52,002			52,002

NOTES TO PRO FORMA STATEMENT OF INCOME:

(a)	Historical financial information is derived from the Registrant’s quarterly report on Form 10-Q for the quarter ended March 31, 2006.

(b)	Reflects the elimination of revenues and expenses (including interest on a property specific mortgage) for the contributed properties for the quarter ended March 3l, 2006.

(c)	Reflects the elimination of interest expense on the Company’s credit facility for the quarter ended March 31, 2006, assuming the contribution of cash from PREI was loaned to the Company.

(d)	Reflects the reversal of interest capitalized on projects under construction contributed to the Venture for the quarter ended March 31, 2006.

(e)	The Company intends to account for its investment in CP Venture Five under the equity method of accounting. This adjustment reflects the Company’s 11.5% share in CP Venture Five for the quarter ended March 31, 2006.

(f)	Reflects a 3% management fee on gross revenues for the Company's management of the properties under the management agreement with CP Venture Five.

(g)	The Company intends to consolidate its investment in and the operations of CP Venture Six. This adjustment reflects a 6.5% cumulative preferred return to PREI on its 11.5% interest in CP Venture Six.